EXHIBIT 6.1




                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

DIRECTORS:
                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------

Michael P. Kiley                               Director                                     New York, NY

Jonathan S. Thomas                             Director                                     New York, NY

Edward Charles Wood, III                       Director                                     Oakbrook Terrace, IL


OFFICERS:

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------

Michael P. Kiley                               Chief Executive Officer, President,          New York, NY
                                               and Managing Director

Patrick Bannigan                               Managing Director                            New York, NY

Richard F. Brereton                            Managing Director                            New York, NY

Amy R. Doberman                                Managing Director                            New York, NY

Geoffrey Flynn                                 Managing Director                            Jersey City, NJ

David Onthank Linton                           Managing Director                            Weston, CT

Steven M. Massoni                              Managing Director                            Oakbrook Terrace, IL

Mihal Nahari                                   Managing Director                            New York, NY

James J. Ryan                                  Managing Director                            Oakbrook Terrace, IL

Colette M. Saucedo                             Managing Director                            Houston, TX

Andrew John Scherer                            Managing Director                            Oakbrook Terrace, IL

Jonathan S. Thomas                             Managing Director                            New York, NY

Stefanie Chang Yu                              Secretary                                    New York, NY

Kevin Perry                                    Chief Financial Officer                      New York, NY

Walter E. Rein                                 Executive Director                           Oakbrook Terrace, IL

Edward Charles Wood, III                       Managing Director, Chief Operating           Oakbrook Terrace, IL
                                               Officer and Chief Administrative
                                               Officer

Laurence Joseph Althoff                        Executive Director                           Oakbrook Terrace, IL

Kenneth L. Beard                               Executive Director                           Jersey City, NJ

Patricia Anne Bettlach                         Executive Director                           Chesterfield, MO

Brian Edward Binder                            Executive Director                           Oakbrook Terrace, IL

Michael Paul Boos                              Executive Director                           Oakbrook Terrace, IL

Elizabeth M. Brown                             Executive Director                           Houston, TX

John T. Browning                               Executive Director                           Oakbrook Terrace, IL

Juanita Ellen Buss                             Executive Director                           Kennesaw, GA

Richard J. Charlino                            Executive Director                           Oakbrook Terrace, IL

Gary R. DeMoss                                 Executive Director                           Oakbrook Terrace, IL

Richard G. Golod                               Executive Director                           Annapolis, MD

Michelle H. Huber                              Executive Director                           Oakbrook Terrace, IL

Troy David Huber                               Executive Director                           Oakbrook Terrace, IL

Michael Bernard Hughes                         Executive Director                           Oakbrook Terrace, IL

Thomas Patrick Kelly                           Executive Director                           Oakbrook Terrace, IL

Robert Daniel Kendall                          Executive Director                           Oakbrook Terrace, IL

Gary F. Kleinschmidt                           Executive Director                           Chalfont, PA

Carl E. Mayfield                               Executive Director                           Lakewood, CO

Mark R. McClure                                Executive Director                           Oakbrook Terrace, IL

Lou Anne McInnis                               Executive Director                           New York, NY

Maura A. McGrath                               Executive Director                           Jersey City, NJ

Lance O'Brian Murphy                           Executive Director                           Dallas, TX

Carsten Otto                                   Executive Director                           New York, NY

Joseph Patrick Pollaro, Jr.                    Executive Director                           Jersey City, NJ

Louis Rivera                                   Executive Director                           Houston, TX

Thomas C. Rowley                               Executive Director                           Oakbrook Terrace, IL

Robert Heyward Schumacher                      Executive Director                           Oakbrook Terrace, IL

Gwen Louise Shaneyfelt                         Executive Director                           Oakbrook Terrace, IL

Richard John Stefanec                          Executive Director                           Tarzana, CA

Terry L. Swenson                               Executive Director                           Amery, WI

John F. Tierney                                Executive Director                           Oakbrook Terrace, IL

Michael James Tobin                            Executive Director                           Oakbrook Terrace, IL

Thomas Buckley Tyson                           Executive Director                           Oakbrook Terrace, IL

Elizabeth Adams Schafer Vale                   Executive Director                           West Conshohocken, PA

Brett Alan Van Bortel                          Executive Director                           Oakbrook Terrace, IL

Gary Weber                                     Executive Director                           Jersey City, NJ

Robert Scott West                              Executive Director                           Oakbrook Terrace, IL

Barbara Anne Marie Withers                     Executive Director                           Oakbrook Terrace, IL

Patrick Michael Zacchea                        Executive Director                           Oakbrook Terrace, IL

Gregory D. Heffington                          First Vice President                         Fort Collins, CO

James D. Stevens                               First Vice President                         North Andover, MA

James Kenneth Ambrosio                         Vice President                               Lloyd Harbor, NY

George Steven Amidon                           Vice President                               Holland, MI

Leslie Ann Ashton                              Vice President                               Salt Lake City, UT

Matthew T. Baker                               Vice President                               Oakbrook Terrace, IL

Scott Christopher Bernstiel                    Vice President                               Freehold, NJ

Roger J. Bianco                                Vice President                               Highlands Ranch, CO

Carol S. Biegel                                Vice President                               Naperville, IL

Christopher M. Bisaillon                       Vice President                               Chicago, IL

James Burke Bradford                           Vice President                               Oakbrook Terrace, IL

Curtis W. Bradshaw                             Vice President                               Oakbrook Terrace, IL

Michael Winston Brown                          Vice President                               Colleyville, TX

Loren D. Burket                                Vice President                               Plymouth, MN

Daniel Burton                                  Vice President                               Oakbrook Terrace, IL

Michelina Calandrella                          Vice President                               New York, NY

Donna Lynn Chadderton                          Vice President                               Valrico, FL

Deanna Margaret Chiaro                         Vice President                               Hermosa Beach, CA

Scott Alan Chriske                             Vice President                               Safety Harbor, FL

Michael R. Colston                             Vice President                               Louisville, KY

Brent Alan Cooper                              Vice President                               Oakbrook Terrace, IL

Shannon Colleen Crowley                        Vice President                               Oakbrook Terrace, IL

Suzanne Cummings                               Vice President                               Oakbrook Terrace, IL

Michael A. Dearth                              Vice President                               Oakbrook Terrace, IL

Kenneth A. DeMarco                             Vice President                               Oakbrook Terrace, IL

Joanne Doldo                                   Vice President                               New York, NY

Patricia Flynn Dredze                          Vice President                               Oakbrook Terrace, IL

Paula M. Duerr                                 Vice President                               Oakbrook Terrace, IL

Craig Alan Dumnich                             Vice President                               Perryville, MD

Michael E. Eccleston                           Vice President                               Chicago, IL

Craig S. Falduto                               Vice President                               Oakbrook Terrace, IL

Tara Farrelly                                  Vice President                               New York, NY

William Joseph Fow                             Vice President                               Redding, CT

David Joseph Fredrick                          Vice President                               Newton, MA

Charles D. Friday                              Vice President                               Gibsonia, PA

Gina Germane                                   Vice President                               New York, NY

Robert P. Glover                               Vice President                               Princeton, NJ

Anuj Dave Grover                               Vice President                               Oakbrook Terrace, IL

Walter C. Gray                                 Vice President                               Houston, TX

Hunter Handley                                 Vice President                               Oakbrook Terrace, IL

William G. Harrigan                            Vice President                               Jersey City, NJ

Francis Martin Hawkins                         Vice President                               Oakbrook Terrace, IL

Kimberly Haynes Costello                       Vice President                               New York, NY

Michael Douglas Hibsch                         Vice President                               Nashville, TN

Matthew T. Hilding                             Vice President                               Houston, TX

Richard Ralph Hoffman                          Vice President                               Jersey City, NJ

Kevin P. Holleron                              Vice President                               Oakbrook Terrace, IL

Ryan Teague Hurley                             Vice President                               Oakbrook Terrace, IL

Lowell M. Jackson                              Vice President                               Roswell, GA

Nancy Johannsen                                Vice President                               Oakbrook Terrace, IL

Laurie L. Jones                                Vice President                               Houston, TX

Tara Gay Jones                                 Vice President                               Oakbrook Terrace, IL

Louis Gregory Kafkes                           Vice President                               Oakbrook Terrace, IL

Daniel W. Krause                               Vice President                               Oakbrook Terrace, IL

Lisa Therese Kueng                             Vice President                               Oakbrook Terrace, IL

Gary W. Lackey                                 Vice President                               Houston, TX

Albert K. Lazaro                               Vice President                               Oakbrook Terrace, IL

Tony E. Leal                                   Vice President                               Houston, TX

Karen Leparulo                                 Vice President                               Oakbrook Terrace, IL

Mark Stephen Lie                               Vice President                               Oakbrook Terrace, IL

Holly Kay Lieberman                            Vice President                               Oakbrook Terrace, IL

Ivan R. Lowe                                   Vice President                               Houston, TX

Richard M. Lundgren                            Vice President                               River Forest, IL

Bennett MacDougall                             Vice President                               New York, NY

Douglas Mathew Macomber                        Vice President                               Elmhurst, IL

Michael J. Magee                               Vice President                               Oakbrook Terrace, IL

Brian Maute                                    Vice President                               Oakbrook Terrace, IL

Anthony S. Manzanares                          Vice President                               Oakbrook Terrace, IL

Eric J. Marmoll                                Vice President                               Oakbrook Terrace, IL

Ann Therese McGrath                            Vice President                               San Francisco, CA

Winston McLaughlin                             Vice President and                           New York, NY
                                               Chief Compliance Officer

Peter George Mishos                            Vice President                               Oakbrook Terrace, IL

Elisa Renee Mitchell                           Vice President                               Oakbrook Terrace, IL

Sterling Tyler Moore                           Vice President                               San Francisco, CA

John Thaddeus Moser                            Vice President                               Oakbrook Terrace, IL

Grant R. Myers                                 Vice President                               Houston, TX

Richard Aaron Myers                            Vice President                               Oakbrook Terrace, IL

Kristan N. Mulley                              Vice President                               Oakbrook Terrace, IL

Elizabeth Ann Nelson                           Vice President                               Oakbrook Terrace, IL

Peter Nicolas                                  Vice President                               Marblehead, MA

Ryne Atsushi Nishimi                           Vice President                               Oakbrook Terrace, IL

Brian P. O'Connell                             Vice President                               Oakbrook Terrace, IL

Timothy Jay Ott                                Vice President                               Highland, VA

Pete Papageorgakis                             Vice President                               Oakbrook Terrace, IL

Paul R. Peterson                               Vice President                               Oakbrook Terrace, IL

Megan H. Piscitello                            Vice President                               Oakbrook Terrace, IL

Richard J. Poli                                Vice President                               Downingtown, PA

John M. Radzinski                              Vice President                               Oakbrook Terrace, IL

Michael W. Rohr                                Vice President                               Naperville, IL

Suzette Novak Rothberg                         Vice President                               Maple Grove, MN

Jason F. Ruimerman                             Vice President                               Salem, MA

Pamela S. Salley                               Vice President                               Houston, TX

Thomas J. Sauerborn                            Vice President                               Jersey City, NJ

Tonya Hammet Sax                               Vice President                               Oakbrook Terrace, IL

David Templin Saylor                           Vice President                               Oakbrook Terrace, IL

Maura Scherer                                  Vice President                               Oakbrook Terrace, IL

Stanley Scott Schiewe                          Vice President                               Keller, TX

Timothy M. Scholten                            Vice President                               New Albany, OH

Lisa A. Schultz                                Vice President                               Oakbrook Terrace, IL

Laurel H. Shipes                               Vice President                               Duluth, GA

Frank Skubic                                   Vice President                               San Francisco, CA

Hope Spiro Tennenbaum                          Vice President                               Oakbrook Terrace, IL

Christopher J. Staniforth                      Vice President                               Leawood, KS

Brian S. Terwilliger                           Vice President                               Oakbrook Terrace, IL

Joseph L. Thomas                               Vice President                               San Diego, CA

Hugh C. Triplett                               Vice President                               Thousand Oaks, CA

Jeanette L. Underwood                          Vice President                               Oakbrook Terrace, IL

Larry Bryan Vickrey                            Vice President                               Houston, TX

John M. Walsh                                  Vice President                               Oakbrook Terrace, IL

Sharon Monica Wells                            Vice President                               Jersey City, NJ

Mark Whitehouse                                Vice President                               Oakbrook Terrace, IL

Harold Everette Whitworth III                  Vice President                               Liberty Township, OH

Joel John Wilczewski                           Vice President                               Franklin, TN

Thomas M. Wilson                               Vice President                               Oakbrook Terrace, IL

Judy W. Woolley                                Vice President                               Houston, TX

John Wyckoff                                   Vice President                               Santa Monica, CA

David Martin Wynn                              Vice President                               Tempe, AZ

Kenneth Paul Zaugh                             Vice President                               Oakbrook Terrace, IL

William Edward Zorovich                        Vice President                               Oakbrook Terrace, IL

Kristen L. Doss                                Assistant Vice President                     Houston, TX

Christine K. Putong                            Assistant Vice President                     Oakbrook Terrace, IL

Dennis M. Rady                                 Assistant Vice President                     Oakbrook Terrace, IL

David P. Robbins                               Assistant Vice President                     Oakbrook Terrace, IL

David H. Villarreal                            Assistant Vice President                     Oakbrook Terrace, IL

Leticia George                                 Officer                                      Houston, TX

William D. McLaughlin                          Officer                                      Houston, TX

Rebecca C. Newman                              Officer                                      Houston, TX

Mary Mullin                                    Assistant Secretary                          New York, NY